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                                                                    Exhibit 12.1

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bunge Limited, a Bermuda limited liability company (the "COMPANY"), does hereby certify that, to the best of such officer's knowledge:

     1. The accompanying Annual Report of the Company on Form 20-F for the period ended December 31, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     March 31, 2003

                                   /s/ Alberto Weisser
                                   ---------------------------------------------
                                   Alberto Weisser
                                   Chief Executive Officer

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                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bunge Limited, a Bermuda limited liability company (the "COMPANY"), does hereby certify that, to the best of such officer's knowledge:

     1. The accompanying Annual Report of the Company on Form 20-F for the period ended December 31, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     March 31, 2003

                                   /s/ William M. Wells
                                   -----------------------------
                                   William M. Wells
                                   Chief Financial Officer